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                                                                   Exhibit 10.24

                                 THIRD AMENDMENT
                         TO CERTAIN OPERATIVE AGREEMENTS

     THIS THIRD AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS, dated as of August 9, 2004 (this "Third Amendment"), is entered into by and among WEST FACILITIES CORPORATION, a Delaware corporation (the "Lessee"), WEST CORPORATION, a Delaware corporation ("West Corp."), and the various entities which are parties to the Participation Agreement (hereinafter defined) from time to time as guarantors (individually, a "Guarantor" and collectively, the "Guarantors"), WACHOVIA DEVELOPMENT CORPORATION, a North Carolina corporation (the "Borrower" or the "Lessor"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement, individually, a "Lender" and collectively, the "Lenders"); and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as the agent for the Primary Financing Parties and respecting the Security Documents, as the agent for the Secured Parties (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined in this Third Amendment shall have the meanings set forth in Appendix A to the Participation Agreement, and the rules of usage set forth in Appendix A to the Participation Agreement shall apply herein.

                                   WITNESSETH

     WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of May 9, 2003, as amended by the First Amendment to Certain Operative Agreements and Waiver dated as of October 31, 2003 and as further amended by the Second Amendment to Certain Operative Agreements dated as of January 22, 2004 (as amended, modified, supplemented or restated from time to time, the "Participation Agreement");

     WHEREAS, the parties to this Third Amendment have agreed to the amendments set forth herein, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1
                                   AMENDMENTS

          1.1 Amendments to the Lease. Sections 20.1 and 20.2 of the Lease are hereby deleted in their entirety and replaced by the following:

               20.1 PURCHASE OPTION OR SALE OPTION-GENERAL PROVISIONS.

                    Not less than three hundred sixty (360) days and no more
               than seven hundred twenty (720) days prior to the Expiration Date or,

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               respecting the Purchase Option only, not less than sixty (60)
               days and no more than three hundred sixty (360) days prior to any Payment Date (such Expiration Date or, respecting the Purchase Option only, any such Payment Date being hereinafter referred to as the "Election Date"), Lessee may give Lessor irrevocable written notice (the "Election Notice") that Lessee is electing to exercise either (a) (i) with respect to an Election Notice given in connection with any Payment Date prior to the Expiration Date, the option to purchase one or more Properties on the applicable Payment Date or (ii) with respect to an Election Notice given in connection with the Expiration Date only, the option to purchase all, but not less than all, the Properties on the Expiration Date (the options described in the foregoing subsections (a)(i) and (a)(ii) may be referred to herein as the "Purchase Option") or
               (b) with respect to an Election Notice given in connection with the Expiration Date only, the option to remarket all, but not less than all, the Properties to a Person other than Lessee or any Affiliate of Lessee and cause a sale of such Properties to occur on the Expiration Date pursuant to the terms of Section
               22.1 (the "Sale Option"). If Lessee does not give an Election Notice indicating the Purchase Option or the Sale Option at least three hundred sixty (360) days and not more than seven hundred twenty (720) days prior to the Expiration Date, then Lessee shall be deemed to have elected for the Purchase Option to apply on the Expiration Date. If Lessee shall elect (or be deemed to have elected) to exercise the Purchase Option, then Lessee shall pay to Lessor on the date on which such purchase is scheduled to occur an amount equal to the Termination Value for (x) each applicable Property in connection with the election of the Purchase Option for any Payment Date prior to the Expiration Date and (y) all, but not less than all, the Properties in connection with the election of the Purchase Option for the Expiration Date (which the parties do not intend to be a "bargain" purchase price, in the case of the foregoing subsections (x) or (y)) and, upon receipt of such amounts and satisfaction of such obligations, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to all, but not less than all, the Properties in accordance with Section 20.2.

               20.2 LESSEE PURCHASE OPTION.

                    Provided, that the Election Notice has been appropriately
               given specifying the Purchase Option, Lessee shall purchase each applicable Property on the applicable Election Date at a price equal to the Termination Value for each such Property (which the parties do not intend to be a "bargain" purchase price).

                    Subject to Section 19.2, in connection with any termination of this Lease with respect to any Property pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase Option, upon the date on which this Lease is to terminate with respect to a Property or all of


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               the Properties, and upon tender by Lessee of the amounts set forth in Section 16.2(b) or this Section 20.2, as applicable, Lessor shall execute, acknowledge (where required) and deliver to Lessee, at Lessee's cost and expense, each of the following: (a) a termination or assignment (as requested by the Lessee) of each applicable Ground Lease or special or limited warranty Deeds conveying each applicable Property (to the extent it is real property not subject to a Ground Lease) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (b) a Bill of Sale conveying each applicable Property (to the extent it is personal property) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (c) any real estate tax affidavit or other document required by law to be executed and filed in order to record the applicable Deed and/or the applicable Ground Lease termination or assignment, as applicable; and (d) FIRPTA affidavits. All of the foregoing documentation must be in form and substance reasonably satisfactory to Lessor. Each applicable Property shall be conveyed to Lessee "AS-IS, WHERE-IS" and in then present physical condition.

                    If any Property is the subject of remediation efforts
               respecting Hazardous Substances at the applicable Election Date which could materially and adversely impact the Fair Market Sales Value of such Property (with materiality determined in Lessor's discretion), then Lessee shall be obligated to purchase each such Property pursuant to Section 20.2.

                    On the applicable Election Date on which Lessee has elected to exercise its Purchase Option, Lessee shall pay (or cause to be paid) to Lessor, the Agent and all other parties, as appropriate, the sum of all costs and expenses incurred by any such party in connection with the election by Lessee to exercise its Purchase Option and all Rent and all other amounts then due and payable or accrued under this Lease and/or any other Operative Agreement.

                                    SECTION 2
                               CLOSING CONDITIONS

     2.1  Closing Conditions.

     This Third Amendment shall become effective as of the date hereof upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Agent):

          (a) Executed Amendment. Receipt by the Agent of a copy of this Third Amendment duly executed by the Borrower, the Agent, the Majority Secured Parties and the Credit Parties.


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          (b) Resolutions.  Receipt by the Agent of copies of resolutions of the
     Board of Directors of each of the Credit Parties approving and adopting this Third Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the date hereof.

          (c) Incumbency Certificate. Receipt by the Agent of an incumbency certificate with respect to each of the Credit Parties.

          (d) Legal Opinions of Counsel. The Agent shall have received opinions of legal counsel for the Credit Parties, dated as of the date hereof and addressed to the Agent and the Primary Financing Parties, which opinions shall provide, among other things, that the execution and delivery of this Third Amendment by the Credit Parties and the consummation of the transactions contemplated hereby will not violate the corporate instruments and material agreements of the Credit Parties, and shall otherwise be in form and substance acceptable to the Agent and the Primary Financing Parties.

          (e) Material Adverse Event. Since the Closing Date, there shall have been no change or occurrence which could reasonably be expected to have a Material Adverse Effect.

          (f) Litigation. There shall not exist any pending or threatened litigation or investigation affecting or relating to the Parent or any of its Subsidiaries, the Participation Agreement or the other Operative Agreements that in the reasonable judgment of the Agent and Primary Financing Parties could materially adversely affect the Parent and its Subsidiaries, taken as a whole, or the Participation Agreement or the other Operative Agreements, that has not been settled, dismissed, vacated, discharged or terminated prior to the date hereof.

          (g) Officer's Certificate. The Agent shall have received a certificate executed by a responsible officer of the Parent as of the date hereof stating that immediately after giving effect to this Third Amendment and all the transactions contemplated to occur on the date hereof, (A) no Default or Event of Default exists, (B) all representations and warranties contained in this Third Amendment and in the Participation Agreement and the other Operative Agreements (except those which expressly relate to an earlier date) are true and correct, and (C) the Credit Parties are in compliance with each of the financial covenants set forth in Section 8A.9 to the Participation Agreement on a pro forma basis.

          (h) Consents. The Agent shall have received evidence that all governmental, shareholder and material third party consents and approvals necessary in connection with this Third Amendment and other transactions contemplated hereby have been obtained and all applicable waiting periods have expired without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on such transactions or that could seek or threaten any of such transactions.


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          (i) Fees.  Receipt by the Agent of all reasonable fees and expenses of the Agent in connection with the preparation, execution and delivery of this Third Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC.

                                    SECTION 3
                                  MISCELLANEOUS

     3.1 Amended Terms. The terms "Lease" and "Lease Agreement" as used in each of the Operative Agreements shall hereafter mean the Lease Agreement as amended by this Third Amendment. Except as specifically amended or modified hereby or otherwise agreed, the Lease Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

     3.2 Representations and Warranties of the Credit Parties. Each of the Credit Parties represents and warrants to the Financing Parties as follows:

          (a) It has taken all necessary action to authorize the execution, delivery and performance of this Third Amendment.

          (b) This Third Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Third Amendment.

          (d) The representations and warranties of such Person set forth in Sections 6.2 and 6.3 of the Participation Agreement and Section 2 of the Guaranty, as the case may be, are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

     3.3 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Operative Agreements (as amended by this Third Amendment) and acknowledges and reaffirms (a) that it is bound by all terms of the Operative Agreements (as amended by this Third Amendment) applicable to it and (b) that it is responsible for the observance and full performance of its respective obligations pursuant to the Operative Agreements.

     3.4 Operative Agreements. This Third Amendment shall constitute an Operative Agreement under the terms of the Participation Agreement.


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     3.5 Expenses.  The Parent agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Third Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC, and all previously incurred fees and expenses which remain outstanding on the date hereof.

     3.6 Entirety. This Third Amendment and the other Operative Agreements embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

     3.7 Counterparts/Telecopy. This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Third Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

     3.8 Governing Law. This Third Amendment and the rights and obligations of the parties under this Third Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina.

     3.9 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial; Venue. The jurisdiction, services of process, waiver of jury trial and venue provisions set forth in Section 12.7 of the Participation Agreement are hereby incorporated by reference, mutatis mutandis.

     3.10 Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Agent, as is reasonably necessary to carry out the intent of this Third Amendment.

                            [Signature Pages Follow]


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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed under seal and delivered as of the date and year first above written.

                                        WEST FACILITIES CORPORATION, as the
                                        Lessee


                                        By: /s/ Paul Mendlik
                                            ------------------------------------
                                        Name: Paul M. Mendlik
                                        Title: Chief Financial Officer

                           (signature pages continue)

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                                        WEST CORPORATION, as the Parent and as a
                                        Guarantor


                                        By: /s/ Paul Mendlik
                                            ------------------------------------
                                        Name: Paul M. Mendlik
                                        Title: Chief Financial Officer

                           (signature pages continue)

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                                        WEST TELEMARKETING CORPORATION,
                                        as a Guarantor


                                        By: /s/ Paul Mendlik
                                            ------------------------------------
                                        Name: Paul M. Mendlik
                                        Title: Chief Financial Officer


                                        WEST TELEMARKETING CORPORATION II,
                                        as a Guarantor


                                        By: /s/ Paul M. Mendlik
                                            ------------------------------------
                                        Name: Paul M. Mendlik
                                        Title: Chief Financial Officer


                                        WEST TELEMARKETING CORPORATION
                                        OUTBOUND, as a Guarantor


                                        By: /s/ Paul M. Mendlik
                                            ------------------------------------
                                        Name: Paul M. Mendlik
                                        Title: Chief Financial Officer


                                        DAKOTAH DIRECT II, L.L.C., as a
                                        Guarantor

                                        By: West Telemarketing Corporation
                                            Outbound, as Member


                                        By: /s/ Paul M. Mendlik
                                            ------------------------------------
                                        Name: Paul M. Mendlik
                                        Title: Chief Financial Officer

                           (signature pages continue)

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                                        WEST INTERACTIVE CORPORATION,
                                        as a Guarantor


                                        By: /s/ Paul Mendlik
                                            ------------------------------------
                                        Name: Paul M. Mendlik
                                        Title: Chief Financial Officer


                                        WEST DIRECT, INC., as a Guarantor


                                        By: /s/ Paul Mendlik
                                            ------------------------------------
                                        Name: Paul M. Mendlik
                                        Title: Treasurer


                                        ATTENTION, LLC, as a Guarantor


                                        By: /s/ Paul Mendlik
                                            ------------------------------------
                                        Name: Paul M. Mendlik
                                        Title: Manager


                                        TEL MARK SALES, INC., as a Guarantor


                                        By: /s/ Paul Mendlik
                                            ------------------------------------
                                        Name: Paul M. Mendlik
                                        Title: Chief Financial Officer


                                        NORTHERN CONTACT, INC., as a Guarantor


                                        By: /s/ Paul Mendlik
                                            ------------------------------------
                                        Name: Paul M. Mendlik
                                        Title: Chief Financial Officer

                           (signature pages continue)

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                                        INTERCALL, INC., as a Guarantor


                                        By: /s/ Paul Mendlik
                                            ------------------------------------
                                        Name: Paul M. Mendlik
                                        Title: Chief Financial Officer


                                        INTERCALL TELECOM VENTURES, LLC,
                                        as a Guarantor


                                        By: /s/ Paul Mendlik
                                            ------------------------------------
                                        Name: Paul M. Mendlik
                                        Title: Chief Financial Officer


                                        CONFERENCECALL.COM., INC.,
                                        as a Guarantor


                                        By: /s/ Paul Mendlik
                                            ------------------------------------
                                        Name: Paul M. Mendlik
                                        Title: Chief Financial Officer

                           (signature pages continue)

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                                        WACHOVIA DEVELOPMENT CORPORATION,
                                        as the Borrower and as the Lessor


                                        By: /s/ Evander S. Jones, Jr.
                                            ------------------------------------
                                        Name: EVANDER S. JONES, JR.
                                        Title: VICE PRESIDENT

                           (signature pages continue)

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                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as the Agent


                                        By: /s/ Michael Romanzo
                                            ------------------------------------
                                        Name: Michael Romanzo
                                        Title: Vice President

                           (signature pages continue)

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                                        WACHOVIA CAPITAL INVESTMENTS, INC.,
                                        as a Lender


                                        By: /s/ Evander S. Jones, Jr.
                                            ------------------------------------
                                        Name: EVANDER S. JONES, JR.
                                        Title: VICE PRESIDENT

                           (signature pages continue)

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                                        COMMERCEBANK, N.A., as a Lender


                                        By: /s/ Lourdes Jordan
                                            ------------------------------------
                                        Name: Lourdes Jordan 2-LJ-149
                                        Title: VP

                              (signature pages end)